UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33219 Forest West Street Magnolia, TX	77354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 24, 2010, Pernix Therapeutics Holdings, Inc. completed the acquisition from Sciele Pharma, Inc. of substantially all of Sciele Pharma’s assets and rights relating to CEDAX, a prescription antibiotic used to treat mild to moderate infections of the throat, ear and respiratory tract, for an aggregate purchase price of $6.1 million to be paid in three installments as follows (i) $1.5 million which was paid at closing, (ii) $1.5 million to be paid on the 60th day following the closing, or May 23, 2010 and (iii) $3.1 million to be paid on the 270th day following the closing, or December 19, 2010 . The acquisition was consummated pursuant to the terms of that certain Asset Purchase Agreement dated January 8, 2010 (the “Agreement”).  Pernix expects to fund the acquisition using existing cash and cash equivalents and cash flows provided by existing operations.

The foregoing description of the acquisition, the Agreement and the transactions contemplated thereby is a summary only, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated in this Item 2.01 by reference.

Pernix retained VelocityHealth Securities, Inc. to provide financial advisory and investment bank services to it in connection with the acquisition of CEDAX for a fee of $100,000.

ITEM 8.01  OTHER EVENTS.

On March 24, 2010, the Company issued a press release announcing the completion of the acquisition described in Item 2.01. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Management is currently working with its outside auditor to determine what, if any, financial statements and pro forma financial information are required by Items 9.01(a) and (b).  To the extent disclosure is required under Items 9.01(a) and (b), Pernix intends to file such information by amendment to this Current Report on Form 8-K no later than 71 days from the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

2.1	Asset Purchase Agreement dated January 8, 2010 by and between Sciele Pharma, Inc. as Seller and Pernix Therapeutics, Inc. as Buyer1
99.1	Press release issued by the Company on March 24, 2010.

1 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Pernix hereby agrees to furnish copies of the omitted schedules and exhibits to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: March 30, 2010	By:	/s/ Cooper Collins
Cooper Collins
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated January 8, 2010 by and between Sciele Pharma, Inc. as Seller and Pernix Therapeutics, Inc. as Buyer

99.1	Press Release of Pernix Therapeutics Holdings, Inc. dated March 24, 2010

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